UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 10, 2014

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300
Northbrook, Illinois 60062

(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition.

On February 10, 2014, KapStone Paper and Packaging Corporation (“KapStone”) issued a press release announcing fourth quarter and full year 2013 financial results. A copy of the press release is attached hereto as Exhibit 99.1. In addition, a copy of KapStone’s Fourth Quarter 2013 Financial Review which will be used for the conference call on February 11, 2014 is attached hereto as Exhibit 99.2.

The information is being furnished under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K. Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01            Regulation FD Disclosure

On February 11, 2014, the management of KapStone will participate in a conference call discussing KapStone’s earnings for the fourth quarter and year ended December 31, 2013. A copy of the presentation materials used in the call is furnished as exhibit 99.2 of this report.

Item 9.01            Financial Statements and Exhibits

(d)         Exhibits

Exhibit 99.1	Fourth quarter and full year 2013 Earnings Press Release dated February 10, 2014

Exhibit 99.2	Slides of KapStone Paper and Packaging Corporation dated February 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2014

KAPSTONE PAPER AND PACKAGING CORPORATION

	By:	/s/ Andrea K. Tarbox
Name:Andrea K. Tarbox
Title: Vice President and Chief Financial Officer